UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

Ultra Clean Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50646	61-1430858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 576-4400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	UCTT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.
(a)Resignation of Independent Registered Public Accounting Firm
In the third fiscal quarter of 2023, the audit committee of the board of directors (the “Audit Committee”) of Ultra Clean Holdings, Inc. (the “Company”) decided to engage in a competitive process to select the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2024. The competitive selection process conducted by the Audit Committee involved multiple registered public accounting firms and Moss Adams LLP (“Moss Adams”), the Company’s then current independent registered public accounting firm. Moss Adams submitted a written proposal and participated in oral presentations to members of the Company’s management and Audit Committee during the fourth fiscal quarter of 2023. On March 6, 2024, (i) Moss Adams informed the Audit Committee that it was resigning as the Company’s independent registered public accounting firm and (ii) the Audit Committee approved the appointment of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2024 subject to the completion of PwC’s acceptance procedures.
Moss Adams’ reports on the Company’s financial statements for each of the fiscal years ended December 29, 2023 and December 30, 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During each of the fiscal years ended December 29, 2023 and December 30, 2022, and subsequent interim period through March 6, 2024, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Moss Adams of any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years.
There were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during either of the fiscal years ended December 29, 2023 and December 30, 2022, and subsequent interim period through March 6, 2024, except that the Company identified material weaknesses in its internal control over financial reporting during each such period.
The material weaknesses for the fiscal year ended December 30, 2022, related to information technology general controls (“ITGCs”) within the Company’s primary enterprise resource planning (“ERP”) system, its primary revenue system for the Services segment, and related ERP access controls affecting the independent review of manual journal entry postings. Business process controls dependent on the affected information systems, or that were dependent on data or financial reports generated from the affected information systems to be accurate and complete, could have been adversely affected. As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023, the Company completed the actions and measures designed to remediate the control deficiencies that had led to these material weaknesses and determined that, as of December 29, 2023, these control activities have been appropriately designed and implemented, and have operated effectively for a sufficient period of time to conclude that these previously identified material weaknesses had been remediated.
The material weaknesses for the fiscal year ended December 29, 2023, related to deficiencies in the control environment, risk assessment, control activities, and monitoring activities components of the Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission concerning: (i) sufficiency of processes related to identifying and analyzing risks to the achievement of objectives across the entity, (ii) sufficiency of competent personnel to analyze risk and develop internal control activities to support the achievement of the Company’s internal control objectives; and (iii) performing control activities in accordance with established policies in a timely manner. These material weaknesses contributed to the following additional material weaknesses: (a) The Company did not design and maintain effective ITGCs for certain information systems that are relevant to the preparation of its consolidated financial statements related to certain Fluid Solutions operating subsidiaries in its Products segment which have not been migrated to its primary ERP systems; (b) The Company did not design and maintain effective application controls over certain information technology systems or business process controls that are relevant to the preparation of its consolidated financial statements for certain of its international operating subsidiaries in the Products segment which have not been migrated to its primary ERP system. The business process controls were deemed ineffective because they could have allowed for certain personnel to have incompatible duties allowing for the creation, review, and processing of certain transactions without independent review and authorization which affects substantially all financial statement account balances and disclosures within such subsidiaries; (c) The Company did not design and maintain effective controls to determine the valuation of inventories, including the write down of inventory to its estimated market value less costs to sell and the validation and approval of inventory costing; (d) The Company did not design effective controls necessary to validate the accuracy of certain data used within the operation of controls which affects substantially all financial statement account balances and disclosures; and (e) The Company did not design and maintain effective controls related to the review of cash flow forecasts used in the valuation of certain assets and liabilities acquired in a business combination. These material weaknesses were identified and initially reported in the Company’s Annual report on Form 10-K for the fiscal year ended December 29, 2023, and have not been remediated as of the date of this Current Report on Form 8-K.

The Audit Committee discussed the reportable events described above with Moss Adams and the Company has authorized Moss Adams to respond fully to the inquiries of PwC, the Company’s successor independent registered public accounting firm, concerning these reportable events.
The Company provided Moss Adams with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Moss Adams furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Moss Adams’ letter, dated March 8, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)Engagement of New Independent Registered Public Accounting Firm
On March 6, 2024, the Audit Committee approved the engagement of PwC to serve as the Company’s independent registered public accounting firm, subject to completion of PwC’s acceptance procedures. The Audit Committee approved the decision to engage PwC and appointed PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2024.
During each of the fiscal years ended December 29, 2023 and December 30, 2022, and subsequent interim period through March 6, 2024, neither the Company nor anyone acting on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Exhibit Description
16.1	Letter of Moss Adams LLP to the Securities and Exchange Commission, dated March 8, 2024, regarding statements included in this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	March 8, 2024	By:	/s/ Paul Y. Cho
Name: Paul Y. Cho Title: General Counsel and Corporate Secretary